SUPPLEMENT DATED MARCH 25, 2008

        TO THE ALLIANZ CONNECTIONS(SM) VARIABLE ANNUITY PROSPECTUS DATED
                               NOVEMBER 20, 2007,
                 AS SUPPLEMENTED NOVEMBER 20 & DECEMBER 10, 2007

                                    ISSUED BY
              ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                        ALLIANZ LIFE VARIABLE ACCOUNT B

  THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND
    SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

THE FOLLOWING PARAGRAPH IS ADDED TO SECTION 11, THE LIFETIME PLUS II BENEFIT, OF THE PROSPECTUS:

NOTE FOR CONTRACTS ISSUED TO CIVIL UNION PARTNERS IN NEW JERSEY: In the state of New Jersey we allow civil union partners to be Joint Owners and/or Joint Covered Persons. However, CIVIL UNION PARTNERS ARE TREATED DIFFERENTLY THAN PERSONS WHO ARE RECOGNIZED AS SPOUSES UNDER THE FEDERAL TAX LAW AND THIS AFFECTS HOW LONG LIFETIME PLUS PAYMENTS WILL CONTINUE AND WHEN THE LIFETIME PLUS II BENEFIT WILL TERMINATE. Specifically, upon the death of one spouse, the surviving spouse can continue the Contract. In addition, if the spouses were Joint Covered Persons and had begun receiving Lifetime Plus Payments, the payments would continue for the entire lifetime of the survivor. However, if the Contract was jointly owned by civil union partners, then upon the death of one civil union partner, THE SURVIVING CIVIL UNION PARTNER CAN ONLY CONTINUE THE CONTRACT IN THE ACCUMULATION PHASE FOR A MAXIMUM OF FIVE YEARS. THIS LIMITATION ALSO APPLIES TO LIFETIME PLUS PAYMENTS. So upon the death of one civil union partner, if the surviving civil union partner is a Covered Person, Lifetime Plus Payments can only continue for a maximum of five years. In addition, Lifetime Plus Payments can only continue for a maximum of five years from the date of death if you appoint civil union partners as Joint Covered and the Contract is solely owned and the Owner dies first, or the Contract is owned by a non-individual and the Annuitant dies first. Therefore, it may be more advantageous to civil union partners that are considering purchasing a Contract with the Lifetime Plus II Benefit to purchase ONE CONTRACT FOR EACH PARTNER AND APPOINTING ONLY ONE COVERED PERSON instead of purchasing one contract and appointing Joint Covered Persons. WE STRONGLY ADVISE CIVIL UNION PARTNERS TO CONSULT A TAX ADVISOR BEFORE PURCHASING A CONTRACT AND APPOINTING THEMSELVES AS JOINT COVERED PERSONS. For more information about how civil union partnerships affect Lifetime Plus Payments, please see the Lifetime Plus II Benefit rider.

                                                                    PRO-016-0507